UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 15, 2025

Fifth Third Bancorp
(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 15, 2025, Fifth Third Bancorp (the “Company”) held its Annual Meeting of Shareholders.

The results of shareholder voting on the proposals presented were as follows:

1. Election of thirteen members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2026:

	Number of Votes of Series A, Class B Preferred Stock (the “Preferred Shareholders”) and Common Shares Voting Together as a Class
	Votes For	Votes Against	Abstain	Broker Non-Vote
Nicholas K. Akins	519,158,028	15,348,765	534,351	73,043,618
B. Evan Bayh III	517,250,767	17,218,287	572,090	73,043,618
Jorge L. Benitez	531,345,448	3,139,779	555,917	73,043,618
Katherine B. Blackburn	525,725,435	8,402,939	912,770	73,043,618
Linda W. Clement-Holmes	532,083,916	2,407,949	549,279	73,043,618
C. Bryan Daniels	532,244,039	2,276,565	520,540	73,043,618
Laurent Desmangles	526,543,640	7,548,181	949,323	73,043,618
Mitchell S. Feiger	526,597,648	7,905,911	537,585	73,043,618
Thomas H. Harvey	495,473,253	39,027,813	540,078	73,043,618
Gary R. Heminger	512,748,088	21,766,306	526,750	73,043,618
Eileen A. Mallesch	530,616,056	3,897,806	527,282	73,043,618

Kathleen A. Rogers	532,865,000	1,635,634	540,510	73,043,618
Timothy N. Spence	505,593,304	27,330,022	2,117,818	73,043,618

2. The ratification and appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Company for the year 2025 was approved by a vote of the common shareholders and the Preferred Shareholders of 580,077,358 votes for, 27,121,640 votes against, and 885,764 abstain, with no broker non-votes.

3. Executive compensation was approved by an advisory vote of the common shareholders and the Preferred Shareholders of 507,675,415 votes for, 26,167,073 votes against, and 1,198,656 abstain, with 73,043,618 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: April 17, 2025 By: /s/ SUSAN B. ZAUNBRECHER
Susan B. Zaunbrecher
Executive Vice President, Chief Legal Officer